Exhibit 10.51

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*****] INDICATES THAT INFORMATION HAS BEEN REDACTED OR OMITTED.

Execution Copy – 04/14/2024

THIRD AMENDMENT TO CONVERTIBLE PROMISSORY NOTE

THIS THIRD AMENDMENT TO CONVERTIBLE PROMISSORY NOTE (this “Third Amendment”), is entered into effective as of April 14, 2024, by and among Calidi Biotherapeutics, Inc., a Delaware corporation at 4475 Executive Drive Suite 200, San Diego, CA 92121 (the “Company”) and [****], or its registered assigns (the “Holder” and together with the Company, collectively the “Parties,” and each a “Party”). Pursuant to the terms and conditions hereof, this Third Amendment is hereby incorporated into the Note (as defined below) as if fully set forth therein. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note.

RECITALS

WHEREAS, the Company previously executed and delivered a convertible promissory note dated March 8, 2024, as amended on March 11, 2024, and March 28, 2024, to Holder in the original principal amount of $1,500,000 (the “Note”) in connection with a settlement agreement dated March 8, 2024; and

WHEREAS, the Company and Holder desire to amend the Note as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment. Notwithstanding any provision in the Note to the contrary, Section 2 of the Note is hereby amended in its entirety as follows:

“2. Prepayment. The unpaid Principal Amount, together with interest thereon, may be prepaid by the Company, in whole or in part, after the earlier of 180 days after the issuance of this Note or the effective date of the Registration Statement provided for in Section 5 below upon thirty (30) days prior written notice thereafter up to the Maturity Date without penalty; provided, however, that the Company shall promptly pay Holder the entire outstanding Principal Amount of this Note, together with all accrued but unpaid interest payable thereon, upon the closing of a public offering of the Company’s securities registered with the Securities and Exchange Commission in which Holder participates in an amount equal to the Principal Amount.”

2. Miscellaneous.

2.1 Except as expressly amended and modified by this Third Amendment, the Note is and shall continue to be in full force and effect in accordance with the terms thereof.

2.2 This Third Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The parties may execute facsimile copies of this Third Amendment and delivery by facsimile or electronic mail shall be deemed to be delivery of an executed Third Amendment.

2.3 The headings contained in this Third Amendment are for ease of reference only and shall not be considered in construing this Third Amendment.

IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be executed by its authorized representative as of the date set forth above.

COMPANY:

Calidi Biotherapeutics, Inc.

By:	/s/ Andrew Jackson
Name:	Andrew Jackson
Title:	Chief Financial Officer

HOLDER:

[****]

By:	/s/ [****]
Name:	[****]
Title:	[****]

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